UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 14, 2007

U.S. REALTY PARTNERS LIMITED PARTNERSHIP

(Exact name of Registrant as specified in its charter)

            Delaware

  0-15656

  57-0814502

(State or other jurisdiction   (Commission         (I.R.S. Employer

   of incorporation or

File Number)

  Identification Number)

           organization)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

Please see the description under 2.03, below.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

On September 14, 2007, U.S. Realty Partners Limited Partnership (the “Registrant” or “Partnership”) obtained a third mortgage loan in the principal amount of $1,110,000 on its sole investment property, Twin Lakes Apartments, located in Palm Harbor, Florida. The third mortgage bears interest at 5.56% per annum and requires monthly payments of principal and interest of approximately $6,300 beginning November 1, 2007 through the December 1, 2015 maturity date.  In addition, the terms of the new mortgage debt require monthly escrow deposits for replacement reserves of approximately $5,000.  The third mortgage has a balloon payment of approximately $963,000 due at maturity.  If no event of default exists at maturity, the maturity date will automatically be extended for one additional year, to December 1, 2016, during which period the third mortgage would bear interest at the one-month LIBOR rate plus 250 basis points and would require monthly payments of principal and interest.   The Registrant may prepay the third mortgage at any time with 30 days written notice to the lender subject to a prepayment penalty.  As a condition of the loan, the lender required AIMCO Properties, L.P., an affiliate of the Partnership, to guarantee the obligations and liabilities of the Partnership with respect to the new mortgage financing.

In accordance with the terms of the third loan agreement, payment of the loan may be accelerated at the option of the lender if an event of default, as defined in the loan agreement, occurs.  Events of default include, but are not limited to: nonpayment of monthly principal and interest by the due date; nonpayment of the matured balance of the loan on the maturity date; and the occurrence of any breach or default in the performance of any of the covenants or agreements made by the Partnership.

The foregoing description is qualified in its entirety by reference to the Multifamily Note, Multifamily Mortgage, Assignment of Rents and Security Agreement, and Replacement Reserve Agreement, copies of which are filed as exhibits 10.33, 10.34 and 10.35.

In accordance with the Registrant’s partnership agreement, the Registrant’s Corporate General Partner is evaluating the cash requirements of the Registrant to determine what portion of the net proceeds, if any, from the above transaction will be distributed to the Registrant’s partners.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits

    The following exhibits are filed with this report:

10.33

  Form of Multifamily Note between Capmark Bank and U.S. Realty Partners Limited Partnership, a Delaware limited partnership,     dated September 14, 2007.

10.34

  Form of Multifamily Mortgage, Assignment of Rents and Security Agreement between Capmark Bank and U.S. Realty Partners Limited Partnership, a Delaware limited partnership, dated September 14, 2007.

10.35

  Form of Replacement Reserve Agreement between Capmark Bank and U.S. Realty Partners Limited Partnership, a Delaware limited partnership, dated September 14, 2007.

*Schedules and supplemental materials to the exhibits have been omitted but will be provided to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. REALTY PARTNERS LIMITED PARTNERSHIP

By: U.S. Realty I Corporation
Corporate General Partner

By:

/s/Martha L. Long

Martha L. Long

Senior Vice President

Date:

September 20, 2007